Exhibit 10.12A

                          AMENDMENT NO. ONE TO THE LOAN
                             AND SECURITY AGREEMENT


         This  Amendment  No.  one To  The  Loan  And  Security  Agreement  (the
"Amendment") is entered into as of the 9th day of June, by and between ("UK Sub"), with its registered office located at 21-23 Mossop Street, London, SW3 2LY, Great Britain, and with its principal business office at 21-23 Mossop Street, London, SW3 2LY, Great Britain (collectively referred to as "Borrower") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                      FACTS

         FACT ONE: Foothill and Borrower have previously entered into that certain Loan And Security Agreement, dated April 6, 2000 (the "Agreement").

         FACT TWO: Foothill and Borrower desire to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

         NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

         1. Section 6.2 of the Agreement is hereby amended in its entirety to read as follows:

                  "6.2 Collateral Reporting. Provide Agent (with copies for each Lender) with the following documents at the following times in form reasonably satisfactory to Agent:


========================== =====================================================

Weekly (Agent reserves (a) a sales journal, collection journal, and credit the right, at its sole register since the last such schedule and a
discretion,  to revert     calculation  of  the  Borrowing Base as of such date,
time to "Daily")           and
                           (b) notice of all returns, disputes, or claims.
-------------------------- -----------------------------------------------------
Monthly (not later than    (d) a detailed calculation of the Borrowing Base,
the 10th day of each       (e) a detailed  aging,  by  total,  of  the Accounts,
month)                     together   with  a   reconciliation  to  the detailed
                           calculation   of  the   Borrowing  Base    previously
                           provided to Agent,
                           (f) a summary and detailed listing, by vendor, of the
                           Obligors'  accounts  payable and any book  overdraft,
                           (g) a report of all new  copyrightable  or patentable
                           materials  generated by the Obligors during the prior
                           month  identifying all such  copyrightable  materials
                           that  are  required  to  be  registered  pursuant  to
                           Section 6.19, and  patentable  materials with respect
                           to  which  applications  are  required  to  by  filed
                           pursuant  to Section  6.20
                           (h) a detailed listing of all copyright  applications
                           filed and all  copyrights  granted  since the date of
                           the last  report  provided  in  compliance  with this
                           subsection, and
                           (i) a calculation of Dilution for the prior month.
-------------------------- -----------------------------------------------------
Quarterly                  (h) a detailed list of Borrower's customers,
-------------------------- -----------------------------------------------------
Upon request by Agent      (i)  copies  of  invoices  in  connection   with  the
                           Accounts,  credit memos, remittance advices,  deposit
                           slips,  shipping and delivery documents in connection
                           with the Accounts  and, for  Inventory  and Equipment
                           acquired by an Obligor, purchase orders and invoices,
                           (j)  such   information  to  implement  and  continue
                           Agent's electronic  collateral  reporting system, and
                           (k) such other reports as to the  Collateral,  or the
                           financial  condition  of an  Obligor,  as  Agent  may
                           reasonably request.
========================== =====================================================
                                      -58-

         2. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

         IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.

FOOTHILL CAPITAL CORPORATION                                  THE 3DO COMPANY
                                                              a California Corporation



By                                                            By      /s/ John Adams
  ---------------------------------------------------           -------------------------------------------------
         Stephen Schwartz                                     Print Name
                                                                        -----------------------------------------
Its      Vice President                                       Its
   --------------------------------------------------            ------------------------------------------------

                                                              THE 3DO COMPANY
                                                              a Delaware Corporation



                                                              By      /s/ John Adams
                                                                -------------------------------------------------
                                                              Print Name
                                                                        -----------------------------------------
                                                              Its
                                                                 ------------------------------------------------

                                                              3DO EUROPE, LTD.


                                                              By      /s/ James Alan Cook
                                                                -------------------------------------------------
                                                              Print Name
                                                                        -----------------------------------------
                                                              Its
                                                                 ------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

By its acceptance  below this day of June 9, 2000, the undersigned  guarantor hereby reaffirms its UK Sub General
Continuing Guaranty dated April 6, 2000 and consents to the above-stated terms.

                                                              3DO EUROPE, LTD.


                                                              By
                                                                -------------------------------------------------
                                                              Print Name
                                                                        -----------------------------------------
                                                              Its
                                                                 ------------------------------------------------


-----------------------------------------------------------------------------------------------------------------


By its acceptance  below this day of June 9, 2000, the undersigned guarantor hereby  reaffirms its Patent General
Continuing Guaranty dated April 6, 2000 and consents to the above-stated terms.

                                                              THE 3DO COMPANY
                                                              a Delaware corporation


                                                              By
                                                                -------------------------------------------------
                                                              Print Name
                                                                        -----------------------------------------
                                                              Its
                                                                 ------------------------------------------------


                                                       -59-